UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 30, 2013

NOBLE CORPORATION

(Exact name of Registrant as specified in its charter)

Switzerland	000-53604	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Dorfstrasse 19A Baar, Switzerland	6340
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 41 (41) 761-65-55

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On July 1, 2013, Noble Corporation, a Swiss corporation (the “Company”), announced that its Board of Directors has unanimously approved changing the place of incorporation of its publicly traded parent from Switzerland to the United Kingdom. If consummated, the change in incorporation would result in shareholders of the Company holding shares in a newly-formed English public limited company. In connection with the proposed change in incorporation, the Company entered into a Merger Agreement on June 30, 2013 (the “Merger Agreement”) with Noble Corporation Limited, a newly-formed private limited company incorporated under English law and a wholly-owned indirect subsidiary of the Company (“Noble-UK”). Under the Merger Agreement, and subject to the conditions set forth in the Merger Agreement, the Company will merge with and into Noble-UK, with Noble UK being the surviving company (the “Merger”), each of the Company’s shareholders will receive one ordinary share of Noble-UK for each share of the Company held immediately prior to the Merger and all of the assets and liabilities of the Company will be transferred to Noble-UK.

Upon completion of the Merger, Noble-UK will own and continue to conduct the same businesses through the Noble group as the Company conducted prior to the Merger, except that Noble-UK will be the parent company of the Noble group of companies. Noble-UK is expected to remain subject to the U.S. Securities and Exchange Commission reporting requirements and will file an application with the New York Stock Exchange to have its ordinary shares listed.

The Merger is subject to shareholder approval and other conditions, including that the Merger is not taxable to shareholders under Swiss law, as set forth therein. The Company’s shareholders will be asked to vote to approve the proposed change in incorporation at an extraordinary shareholders’ meeting, which the Company expects to be called in the near future and will occur during the fourth quarter of 2013.

The foregoing description of the Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, filed as Exhibit 2.1 and incorporated herein by reference.

Item 8.01   Other Events.

On July 1, 2013, the Company issued a press release announcing the proposed plan to change the place of incorporation of the Company. A copy of the press release is filed as Exhibit 99.1 and is incorporated by reference herein.

On July 1, 2013, David W. Williams, the Company’s Chairman, President and Chief Executive Officer, distributed a letter to all employees in connection with the proposed plan to change the place of incorporation of the Company. A copy of the letter is filed as Exhibit 99.2 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report may contain “forward-looking statements” about the business, financial performance and prospects of the Company. Statements about the Company’s or management’s plans, intentions, expectations, beliefs, estimates, predictions, or similar expressions for the future, including those regarding the change in place of incorporation, the timing thereof, timing of the shareholders’ meeting, expected benefits of the change and listing on the New York Stock Exchange, are forward-looking statements that involve risks, uncertainties and assumptions. No assurance can be given that the outcomes of these forward-looking statements will be realized, and actual results could differ materially from those expressed as a result of various factors. A discussion of these factors, including risks and uncertainties, is set forth from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”).

Important Additional Information Regarding the Reorganization will be Filed with the SEC

In connection with the proposed change in the place of incorporation of the Company, the Company and Noble Corporation Limited, an indirect subsidiary of the Company (“Noble-UK”) will file with the SEC a registration statement on Form S-4 that includes a preliminary proxy statement/prospectus, and each of the

Company and Noble-UK will be filing documents with the SEC which contain other relevant materials in connection with the proposed change in the place of incorporation of the Company. A definitive proxy statement/prospectus will be mailed to the shareholders of the Company once the registration statement has been declared effective by the SEC. INVESTORS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND ANY OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND ITS CHANGE IN PLACE OF INCORPORATION. Investors may obtain a free copy of the proxy statement/prospectus (when available) and other relevant documents filed with the SEC from the SEC’s web site at www.sec.gov or at the Company’s website at www.noblecorp.com. Investors will also be able to obtain, without charge, a copy of the proxy statement/prospectus (when available) and other relevant documents by directing a request by mail or telephone to Investor Relations, Noble Corporation, Dorfstrasse 19A, 6340 Baar, Zug, Switzerland, telephone 41(41)761-65-55.

Participants in Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the reorganization. Information about these persons is set forth in the Company’s proxy statement relating to its 2013 Annual General Meeting of Shareholders, as filed with the SEC on March 11, 2013, and in any documents subsequently filed by its directors and officers under the Securities Exchange Act of 1934, as amended. Investors may obtain additional information regarding the interests of such persons, which may be different than those of the Company’s shareholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the change in place of incorporation of the Company that will be filed with the SEC.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION

2.1	—	Merger Agreement between Noble Corporation and Noble Corporation Limited dated June 30, 2013.*

99.1	—	Press Release dated July 1, 2013.

99.2	—	Letter from Noble Corporation’s Chairman, President and Chief Executive Officer to all Noble employees dated July 1, 2013.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation, a Swiss corporation
Date: July 1, 2013
	By:	/s/ James A. MacLennan
James A. MacLennan
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

2.1	—	Merger Agreement between Noble Corporation and Noble Corporation Limited dated June 30, 2013.*

99.1	—	Press Release dated July 1, 2013.

99.2	—	Letter from Noble Corporation’s Chairman, President and Chief Executive Officer to all Noble employees dated July 1, 2013.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.